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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                                  June 7, 2001
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                                   BUCA, INC.
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             (Exact Name of Registrant as Specified in its Charter)


       Minnesota                      0-25721                 41-1802364
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(State of Incorporation)     (Commission File Number)    (I.R.S. Employer
                                                          Identification No.)


                         1300 Nicollet Mall, Suite 5003
                          Minneapolis, Minnesota                55403
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               (Address of Principal Executive Offices)      (Zip Code)


                        Telephone Number: (612) 288-2382
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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Item 5.      Other Events.

     On June 7, 2001, BUCA, Inc. issued a press release, a copy of which is attached as an exhibit to this report.


Item 7.      Financial Statements and Exhibits.

     (c) Exhibits

         99       Press Release dated June 7, 2001.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2001

                                       BUCA, INC.
                                       (Registrant)


                                       By /s/ Lane G. Schmeising
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                                          Lane G. Schmiesing
                                          Senior Vice President of Marketing

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